EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Geneva Resources, Inc. (the "Company") on Form 10-Q for the quarter ending November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the  "Report"), I, Marcus Johnson, Chief Executive Officer/President/Interim Chief Financial  Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2011	By:	/s/ MARCUS JOHNSON
Marcus Johnson
Chief Executive Officer/President
Interim Chief Financial Officer